Exhibit 10.7

Exclusive Option Agreement

This EXCLUSIVE OPTION AGREEMENT (the “Agreement”) is executed in the Chaoyang District of Beijing, the People’s Republic of China, on the day of February 26, 2018, by the following parties.

Party A: Kuke Future International Technology (Beijing) Co., Ltd. (“WFOE”)

Unified Social Credit Code: 91110105MA019CH24W

Address: Room 105, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

Party B: Beijing Kuke Music Co., Ltd. (“Kuke Music”)

Unified Social Credit Code: 91110105717747136P

Address: Room 207, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

Party C:

1.                  Beijing Geligao Consulting Services Co., Ltd.

Unified Social Credit Code: 91110105062848234W

Legal Representative: He YU

Address: Room 208, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

2.                  Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership)

Unified Social Credit Code: 91320583060164613P

Managing Partner: Kunshan Maidun Hengfeng Equity Investment Management Enterprise()

Address: Room 5143 International Finance Building, No. 538 Shang Yin Road, Huaqiao Town

3.                  Tian LV

ID: 110102198212013314

Address: 1-402 Building 17, No.34 Fuwai Street, Xicheng District, Beijing

4.                  Jun MA

ID: 11010519630501181x

Address: 7-401 Building 10, Maizidian Street, Chaoyang District, Beijing

5.                  He YU

ID: 110108197306035737

Address: 2-301, Building 236, Huixinli, Chaoyang District, Beijing

6.                  Peixian TAN

ID: 110105198210254113

Address: No. 101, Unit 3, Building 1, North Lane, Nantaipingzhuang, Chaoyang District, Beijing, China

7.                  Xingping ZUO

ID: 110108196504140015

Address: No. 910, 60th Floor, North Li Shi Road, Xicheng District, Beijing, China

8.                  Rongtao JIANG

ID: 110104197703051612

Address: 501, West Gate 6, 9/F, Caiyuan Dongli, Xuanwu District, Beijing, China

9.                  Jianming JIN

ID: 310223195801100257

Address:No.723, Huaxin Yuan, Dafang Town, Baoshan District, Shanghai, China.

10.           Liwei LIANG

ID: 130423198510014018

Address: No.23 Xiaokang Road, Shazhuang Village, Yanzhaiying Township, Linzhang County, Handan City, Hebei Province, China.

11.           Liping QIU

ID: 110105196409258139

Address: No. 1602, Gate 1, Building 18, Anyuan District, Anhui Beili, Chaoyang District, Beijing, China.

12.           Wei ZHAO

ID: 11010119820721203X

Address: No. 1201, Gate 3, 1st Floor, Anwai Donghayan, Dongcheng District, Beijing, China

13.           Hua XING

ID: 110108196308012307

Address: No. 202, 4th Floor, Zone 7, No. 15A, Wanshou Road, Haidian District, Beijing, China.

14.           Yuanxin XIU

ID: 370883198208030423

Address: No. 1002, Unit 1, Building 7, No. 8, Zhongtancun Avenue, Changping District, Beijing, China

15.           Haoxuan DIAO

ID: 110102197705070427

Address: No.10, Gate 4, Building 2, No.45, Xihuangchenggen South Street, Xicheng District, Beijing, China.

16.           Dingfeng LIU

ID: 410526196311150140

Address: No. 102, Unit 3, Building 5A, Tanghekou Street, Huairou District, Beijing, China

17.           Hanqing HUANG

ID: 310102198308172827

Address: 175 Baidu Road, Huangpu District, Shanghai, China

18.           Zheng TU

ID: 330501197803270015

Address: Room 401, Building 51, East Baiyutan District, Longquan Street, Wuxing District, Huzhou City, Zhejiang Province, China.

Parties C 1 through 18 above are collectively referred to as “KUKE MUSIC SHAREHOLDERS”.

Party C 1 through 18 above are collectively referred to as the “Kuke Music Shareholders”.

The foregoing Parties A, B and C shall be referred to in this Agreement individually as “Party” and collectively as the “Parties”.

WHEREAS.

1. Party C is a registered shareholder of Kuke Music and holds in aggregate 100% equity interest in Kuke Music. The proportion of equity interest held by Party C in Kuke Music is as shown in Annex I to this Agreement.

2. WFOE and Kuke Music have concurrently entered into an Exclusive Consulting Service Agreement and Exclusive Intellectual Property Rights Licensing Agreement as of the date of this Agreement.

3. The parties hereto have executed the Powers of Attorney and the Equity Interest Pledge Agreement simultaneously as of the date hereof (this Agreement, the Exclusive Consulting Service Agreement, Exclusive Intellectual Property Rights Licensing Agreement, the Powers of Attorney and the Equity Interest Pledge Agreement together, the “Contractual Arrangements”).

4. The Kuke Music Shareholders and Kuke Music intend to grant WFOE an exclusive right to require the Kuke Music Shareholders to sell all or part of their equity interest in Kuke Music and/or to require Kuke Music to sell all or part of its assets in Kuke Music to WFOE, subject to the PRC laws.

Accordingly, the parties have agreed as follows:

Article 1 - Definitions and interpretation

Unless otherwise agreed in the context of this Agreement, the following words, when used in this Agreement, shall have the following meanings:

“PRC laws”

means the laws, regulations or other legally binding documents currently in force in China, as well as such laws, regulations or other legally binding documents as may from time to time be enforced in China.

“Person”

means a natural or legal person or an unincorporated entity.

“Regulator”

means, including but not limited to, national and local regulators in China, the Title Exchange, the New York Stock Exchange or other national and local regulators.

Article 2 - Grant of rights

1.                  Kuke Music Shareholders and Kuke Music hereby irrevocably and without any conditions grant to WFOE, subject to the laws of the PRC, at any time during the term of this Agreement, to purchase from the Kuke Music Shareholders, or to designate a nominee to purchase from the Kuke Music Shareholders, all of its holdings in Kuke Music at the price set forth in Article IV of this Agreement, in accordance with the exercise steps determined by WFOE in its sole discretion, and in accordance with the price set forth in this Agreement the exclusive and irrevocable right (the “Share Purchase Right”) to purchase from Kuke Music, or a nominee to purchase from Kuke Music, all or part of the assets owned by Kuke Music (the “Purchased Shares”) at any time and the right to purchase from Kuke Music, or a nominee to purchase from Kuke Music, all or part of the assets owned by Kuke Music at any time (hereinafter the “Asset Purchase Rights”, together with the Equity Purchase Rights, the “Exclusive Purchase Rights”). The Exclusive Purchase Rights shall not be available to any third party other than WFOE and/or the nominee.

2.                  The Exclusive Purchase Right is the exclusive and exclusive right of WFOE or the nominee, and may not be sold, offered for sale, transferred, gifted, pledged or in any other way disposed of, in whole or in part, to any other person, nor may any other person be authorized to purchase, in whole or in part, the Purchased Shares or the Purchased Assets, except with the prior written consent of WFOE. Kuke Music hereby consents to the granting of an exclusive purchase option to WFOE or designee by the shareholders of Kuke Music.

Article 3 - Exercise of rights

1.              WFOE’s exercise of its Exclusive Purchase Right shall be subject to the provisions of the PRC laws and the requirements and rules of the regulatory authorities, and WFOE shall have absolute discretion to determine when, how and how often to exercise its Exclusive Purchase Right; nevertheless, WFOE shall exercise its Exclusive Purchase Right under this Agreement as soon as possible from the date on which the PRC laws allow WFOE to operate the Kuke Music business directly. to enable WFOE to operate the Kuke Music business directly or to hold a direct equity interest in Kuke Music and to terminate the structured contract with Kuke Music and other related parties.

2.              WFOE and/or the Designee shall give notice of the Exclusive Purchase Right (the “Exercise Notice”) to the Kuke Music Shareholders and Kuke Music, specifying its purchased shares or the amount of the Purchased Assets to be purchased from Kuke Music (the format of the Exercise Notice is listed in Annex II to this Agreement).

3.              In the event that WFOE exercises its Exclusive Purchase Right, in order to bring the transfer of the equity interests or the transfer of the assets into full compliance, both substantively and procedurally, with the provisions of this Agreement and applicable law, the Kuke Music Shareholders and Kuke Music undertake to take the following actions, individually or jointly:

(1) Within seven Business Days of the date of service of the Exercise Notice on the Kuke Music Shareholders and the Kuke Music, the Kuke Music Shareholders and the Kuke Music shall prepare and execute all documents necessary in connection with the transfer of the Purchased Equity Interests or the Purchased Assets and, if necessary, the Kuke Music Shareholders and/or the Kuke Music shall prepare and execute all documents necessary in connection with the transfer of the Purchased Equity Interests or the Purchased Assets in accordance with the content and form set forth in Annex III to this Agreement (or the WFOE in accordance with the laws then in force). (hereinafter referred to as the “Transfer Agreement”), and if the content and format of the Transfer Agreement is otherwise required by the laws and regulations of the PRC and the regulatory authorities, it shall be executed in accordance with the provisions of the laws and regulations of the PRC or the requirements of the regulatory authorities. The Kuke Music Shareholder and Kuke Music shall execute one or more power of attorney, in the content and format set forth in Annex IV to this Agreement, authorizing WFOE or a designee to execute and deliver the Assignment Agreement and any other documents required by this Agreement on behalf of the Kuke Music Shareholder.

(2) The delivery of the Purchased Shares (subject to the registration of business changes by the Industrial and Commercial Bureau) and the delivery of the Purchased Assets not later than 6 months after the delivery of the Exercise Notice to the Kuke Music Shareholders and Kuke Music, or such other time as the parties may otherwise agree in writing in accordance with the actual circumstances.

(3) The Kuke Music Shareholders and Kuke Music shall take all necessary actions to proceed and complete without delay the approval, filing or registration formalities with the relevant commercial authorities and other regulatory bodies to cause the Purchased Shares or Purchased Assets, as applicable, to be effectively registered in the name of WFOE and/or the Designee, free and clear of any security interest. For the purposes of this paragraph and this Agreement, “security interest” includes warranties, mortgages, pledges, third party rights or interests, any options, acquisition rights, rights of first refusal, rights of set-off, title retention or other security arrangements or encumbrances of rights, but does not include any security interest arising under the Equity Interest Pledge Agreement entered into by the parties as of the date of this Agreement.

(4) The Kuke Music Shareholders and Kuke Music shall take all necessary actions so that the transfer of the Purchased Shares or the Purchased Assets shall not be interfered with, either substantively or procedurally. Neither the Kuke Music Shareholders nor Kuke Music shall place any obstacles or restrictive conditions on the transfer of the Purchased Shares or Purchased Assets to WFOE, except as expressly provided in this Agreement.

(5) In the event of the dissolution of Kuke Music, a liquidation group shall be formed in accordance with the law. The Kuke Music Shareholders hereby irrevocably undertake that, subject to the PRC laws, Kuke Music shall transfer to WFOE or the Designee all of the assets remaining after payment of the liquidation expenses, employees’ salaries, social insurance premiums and statutory compensation, payment of outstanding taxes and settlement of other debts of the company respectively, at the lowest price permitted under the PRC laws. Kuke Music waives any payment obligations incurred by WFOE or the Designee as a result thereof; or any proceeds, if any, arising from such transaction shall be returned to WFOE or the Designee to the extent applicable under PRC law in effect at the time.

Article 4 Transfer price

1. When WFOE exercises the Exclusive Purchase Right to purchase the equity and assets of Kuke Music, the purchase price of the equity or assets shall be the lowest price permitted by the laws of the PRC at the time of purchase of such equity or assets, or the transfer price shall be the nominal price, i.e., RMB1, if there is no express provision in the laws and regulations of the PRC.

2. The Kuke Music Shareholders shall return the full amount of the purchase price of Kuke Music acquired by WFOE to WFOE or the Designee in an appropriate manner that does not violate laws and regulations.

Article 5 - Commitments and pledges

1. The Kuke Music Shareholders and Kuke Music hereby separately and jointly irrevocably undertake and guarantee.

(1) Not supplement, alter or modify in any way the scope of operations of Kuke Music, its corporate charter documents, increase or decrease its registered capital, or otherwise alter its registered capital structure without the prior written consent of WFOE.

(2) To keep the Kuke Music alive and to conduct its business and affairs prudently and efficiently, in accordance with sound financial and commercial standards and practices, and not to cause, either willfully or by gross negligence, the liquidation, closure, termination or dissolution of the Kuke Music.

(3) Not to sell, assign, gift, pledge or otherwise dispose of, or cause the management of Kuke Music to sell, assign, gift, pledge or otherwise dispose of, or permit the creation of any security interest in, any legal gain or beneficial interest in any asset, business or income of Kuke Music and its Subsidiaries at any time from the Effective Date of this Agreement without the prior written consent of WFOE, and if the shareholders of Kuke Music acquire any such interest, they shall notify WFOE within three Business Days and immediately assign such interest to WFOE without compensation.

(4) Not to terminate or cause management to terminate any structured contract entered into by Kuke Music or enter into any agreement that conflicts with an existing structured contract.

(5) Not incur or allow Kuke Music to incur any indebtedness other than: (i) indebtedness incurred in the normal or ordinary course of business; and (ii) indebtedness that has been disclosed to and agreed to in writing by WFOE.

(6) Has been operating all of the business of Kuke Music in the ordinary course of business in order to maintain the value of the assets of Kuke Music, and has refrained from any act or omission that would adversely affect its business condition and the value of its assets.

(7) The prior written consent of WFOE shall be required for Kuke Music to enter into any material contract with an amount exceeding RMB[ ] (except for contracts entered into in the ordinary course of business); ordinary business refers to the daily operation of the business of Kuke Music and its subsidiaries and the subsequent disposal of assets of such business.

(8) The prior written consent of WFOE is required for Kuke Music to grant loans or guarantees to any person, subject to applicable laws and regulations.

(9) WFOE shall have the right to require Kuke Music to provide it or a designee with all information regarding the labor, operations, compliance, and financial condition of Kuke Music.

(10) Not to cause or consent to the separation of Kuke Music, or the merger or affiliation with, acquisition of, or acquisition by, any person or entity, or investment in any entity, without the prior written consent of WFOE.

(11) If required by WFOE, it shall purchase and hold insurance for the assets and business of Kuke Music from a WFOE-compliant insurance company in an amount and type of insurance consistent with the amount and type of insurance purchased by similar companies.

(12) to notify WFOE immediately of any litigation, arbitration or administrative proceedings that have occurred or may occur relating to the cultural assets, operations and revenues of the Music Festival and to take all necessary steps as reasonably requested by WFOE.

(13) Execute all documents, take all actions, make all claims, or defend against all claims, as may be necessary or appropriate, to maintain the ownership of all of the assets of Kuke Music.

(14) If WFOE’s exercise of its Exclusive Purchase Right is prevented by the failure of the Kuke Music Shareholders or the Kuke Music to meet its tax obligations under applicable law, WFOE shall be entitled to require the Kuke Music or the Kuke Music Shareholders to meet such tax obligation or to require the Kuke Music or the Kuke Music Shareholders to pay such tax to WFOE, to be paid by WFOE on its behalf.

(15) Kuke Music shall not, without the prior written consent of WFOE, pay dividends, dividend, distributable benefits and/or other benefits arising from any assets and equity holdings of the Kuke Music Shareholders in any form to the Kuke Music Shareholders. If any of the above benefits are received by the Kuke Music Shareholders, including the consideration paid by WFOE upon the exercise of the exclusive right to purchase pursuant to this Agreement, WFOE shall notify WFOE within three Business Days and immediately assign such benefits to WFOE without compensation, and for the avoidance of doubt, all benefits received by WFOE during the term of this Agreement and upon termination of this Agreement need not be returned to Kuke Music or Kuke Music Shareholders.

2. The Kuke Music Shareholders hereby individually and jointly irrevocably undertake and guarantee.

(1) Not to sell, assign, pledge or otherwise dispose of, or permit the creation of any encumbrance of rights over, any legal or beneficial interest in the Kuke Music Equity held by it without the prior written consent of WFOE, except for a pledge created over the Kuke Music Equity pursuant to an Equity Interest Pledge Agreement entered into by the parties as of the date of this Agreement.

(2) It does not vote to approve or support or sign any shareholder resolution approving the sale, transfer, pledge or other disposition of any legal or beneficial interest in any equity interest or asset, or permit the creation of any rights burdened thereon, without the prior written consent of WFOE, at a meeting of the shareholders of Kuke Music, except to WFOE or a designee.

(3) it does not vote to approve or support or sign any shareholder resolution at a meeting of the shareholders of Kuke Music approving a merger or combination with, (being) merged with or acquired by, or investment in, any person, or a separation of Kuke Music, a change in registered capital or a change in corporate form, without the prior written consent of WFOE.

(4) At each time WFOE exercises its exclusive right to purchase, it shall instruct Kuke Music to hold a timely meeting of its shareholders at which it shall vote in favor of the transfer of the Purchased Shares or Purchased Assets under this Agreement.

(5) Immediately notify WFOE of any litigation, arbitration or administrative proceeding that has occurred or may occur with respect to the equity or assets owned by it.

(6) Not to appoint or remove any director, supervisor or other officer of Kuke Music who shall be appointed by the shareholders of Kuke Music without the prior written consent of WFOE and, immediately upon request by WFOE, to appoint or employ persons designated by WFOE as directors and officers of Kuke Music.

(7) cause Kuke Music not to pay dividends, bonuses, distributable benefits and/or other income derived from any assets and equity holdings of Kuke Music shareholders in any form without the prior written consent of WFOE.

(8) strictly comply with all provisions of this Agreement and other contracts entered into jointly or severally by the parties hereto, and faithfully perform its obligations under such contracts, and refrain from any act or omission which would affect the validity and enforceability of such contracts.

3. Kuke Music Shareholders and Kuke Music hereby jointly and severally irrevocably represent and warrant to WFOE that, as of the date hereof and each time an exclusive purchase occurs.

(1) it has the right and capacity to enter into, deliver and perform this Agreement and the right and capacity to enter into, deliver and perform the Assignment Agreement in accordance with this Agreement. This Agreement and the Assignment Agreement, when they become effective, shall constitute valid and binding obligations on it and shall be enforceable against it in accordance with their terms.

(2) The execution, delivery and performance of this Agreement or Assignment by the Kuke Music Shareholders and Kuke Music: (i) will not conflict with, or violate the provisions thereof, or upon notice thereof or with the passage of time: (A) its business license, bylaws, permits, approvals from governmental agencies approving its formation, agreements relating to its formation or any other programmatic documents, (B) its any other provision of law by which it is bound, (C) any contract, agreement, lease or other document to which it is severally or jointly a party or by which it is bound or to which its assets are bound, (ii) does not result in any encumbrance or other encumbrance of rights over its assets or entitle any third party to create any encumbrance or encumbrance of rights over its assets, except pursuant to an Equity other than the Pledge Agreement creates a pledge over the Kuke Music Equity Interests; (iii) will not result in the termination or modification of the terms of any contract, agreement, lease or other document to which it is a party or to which it is bound or to which it is assets are bound, either individually or jointly, or result in the right of any other third party to terminate or modify the terms of such document; (iv) will not result in the approval, license of any governmental authority applicable to it suspension, cancellation, confiscation, damage or inability to renew registration, etc. after expiry.

(3) Kuke Music has a good and marketable title to all of its assets and Kuke Music has not created any encumbrance of rights in said assets.

(4) Kuke Music does not have any outstanding indebtedness other than (i) indebtedness incurred in the ordinary course of its business and (ii) indebtedness that has been disclosed to WFOE and agreed to in writing by WFOE.

(5) The Kuke Music complies with all PRC laws and regulations applicable to asset and equity acquisitions.

(6) The Kuke Music Shareholders legally and validly own the shares of Kuke Music Shareholding which it holds. The Kuke Music Shareholder has not created any burden of rights on the shares of Kuke Music except to the knowledge of WFOE.

(7) Upon WFOE’s request at any time, shall immediately transfer to WFOE and/or designee its interest in or assets of Kuke Music and waive its right of first refusal to acquire the interest in or assets of the transferred Kuke Music.

(8) Execute all documents, take all actions, make all claims, or defend against all claims necessary or appropriate to maintain its ownership of the equity or assets being purchased, prior to the transfer of the equity or assets to WFOE.

(9) There are no ongoing or potential litigation, arbitration or administrative proceedings relating to or in connection with the Kuke Music equity, Kuke Music assets.

4. The Kuke Music Shareholder warrants to WFOE that it has made and caused its shareholders (including indirect shareholders and beneficial owners), directors and partners (where applicable) to make all appropriate arrangements and execute all necessary documents to ensure that in the event of a merger, demerger, dissolution, liquidation, cancellation and/or other circumstances that may affect the exercise of its shareholding by the Kuke Music Shareholder, its successor, liquidation group The performance of this Agreement cannot be influenced or impeded by any person who may acquire equity or related rights as a result thereof, such as a shareholder, creditor or otherwise. Each Kuke Music Shareholder warrants to WFOE that it has made and caused its shareholders (including indirect shareholders and beneficial interest holders), directors and partners (as applicable) to make all appropriate arrangements and execute all documents necessary to facilitate the effective continuation of such Kuke Music Shareholder.

In the event of a change in the controlling shareholder or beneficial owner of a Kuke Music Shareholder, such Kuke Music Shareholder shall obtain the prior written consent of WFOE, but WFOE shall not withhold such consent if the proposed new controlling shareholder or beneficial owner consents in writing and undertakes to cause such Kuke Music Shareholder to continue to perform under this Agreement.

In the event of a merger, demerger, dissolution, liquidation, filing for bankruptcy or cancellation of a particular Kuke Music Shareholder, such Kuke Music Shareholder shall obtain the prior consent of WFOE, but WFOE shall not withhold its consent in the event that the successor to such Kuke Music Shareholder consents in writing and undertakes to cause such Kuke Music Shareholder to continue to perform under this Agreement.

In the event of the death, divorce, bankruptcy, liquidation or other circumstances which may affect the exercise of the equity interest in the target company held directly or indirectly by a particular Kuke Music Shareholder, the performance of this Agreement will not be impaired or impeded by his or her spouse, heirs, liquidators and any other person/entity who has acquired an equity interest or related interest directly or indirectly as a result of such events.

5. WFOE warrants that it will exercise the exclusive right to purchase under this Agreement as soon as possible from the date on which the PRC law allows foreign investors to directly or indirectly hold equity interest in the operation of the Kuke Music business, in order to enable WFOE to directly operate the Kuke Music business or to directly hold equity interest in the Kuke Music and to terminate the structured contract with the Kuke Music and the Kuke Music shareholders.

Article 6 - Effectiveness and duration

1. This Agreement shall come into force on the date on which the Contractual Arrangements have all been signed by the parties and completed and, once entered into, shall be irrevocable until the parties have terminated this Agreement in writing or the entire equity interest in Kuke Music held by the shareholders of Kuke Music has been legally and validly transferred to WFOE and/or the Nominee (i.e. the entire equity interest in Kuke Music has been shown on the Business Register to be registered with WFOE and/or the Designee’s name) or all of the assets of Kuke Music have been legally and validly transferred to WFOE and/or Designee’s ownership. Notwithstanding the foregoing, WFOE shall at all times have the right to terminate this Agreement at any time by giving 30 days’ prior written notice to the parties hereto, and WFOE shall not be liable for any default in connection with its unilateral termination of this Agreement.

2. Each party shall complete the approval and registration procedures for the extension of the business term no later than 3 months prior to the expiration of their respective business term so that this Agreement shall remain in force.

Article 7 Liability for breach of contract

1.                  The Parties agree and acknowledge that a material breach by either party (hereinafter referred to as the “Defaulting Party”) of any of the undertakings made under this Agreement, or a material failure or delay in performance of any of its obligations under this Agreement, shall constitute a default under this Agreement and the Defaulting Party shall be entitled to require the Defaulting Party to rectify or Take Remedial Measures. If the breaching party fails to correct or remedy the breach within a reasonable period of time or within 10 days after written notice to the breaching party and a request for correction, the complying party shall have the right, at its sole discretion, to.

(1) WFOE shall have the right to terminate this Agreement and seek damages from the defaulting party if the Kuke Music Shareholder or Kuke Music is the defaulting party.

(2) In the event that WFOE is a defaulting party, the keeping Party shall have the right to seek damages from WFOE, but in no event shall it have any right to terminate or rescind this Agreement unless otherwise provided by law.

2.                  Notwithstanding any other provision of this Agreement, the effect of the provisions of this Article shall not be affected by the termination of this Agreement.

Article 8 Taxes and other charges

1.              All taxes and expenses arising from the transfer of the shares or assets shall be borne by each of the parties in accordance with the PRC laws.

2.              Unless otherwise agreed in this Agreement, each party shall independently bear its own expenses in the drafting, negotiation, signing and performance of this Agreement.

Article 9 Application of Law and Dispute Resolution

(1) This Agreement shall be governed by the laws and regulations of the PRC with respect to the entry into force, interpretation, performance and settlement of disputes.

(2) All disputes under this Agreement shall first be settled by friendly negotiation between the parties. If the dispute is not settled through negotiation within thirty (30) days after the dispute arises, either party shall have the right to submit the dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in Beijing by three arbitrators in accordance with the arbitration rules of CIETAC in effect at the time of the application. The arbitral award shall be final and binding on all parties to the arbitration. While the arbitration is in progress, each party shall continue to perform its obligations under this Agreement, except for the matter or obligation under dispute.

3. If necessary, the arbitration institution shall have the right, prior to making a final decision on the dispute between the parties, to grant WFOE appropriate legal remedies under its authority by either awarding the defaulting party immediate cessation of the default or awarding the defaulting party to refrain from acts that would cause further damage to the defending party, including: (1) awarding such remedies against the equity or assets of Kuke Music; (2) granting a remedial injunction (e.g., to order the Kuke Music to remain in operation or to compel the transfer of assets); (3) awarding the dissolution or liquidation of the Kuke Music.

4. Subject to PRC laws, and subject to PRC laws, regulations and valid arbitration rules, a court of competent jurisdiction (i.e. the courts of the PRC, the Hong Kong Special Administrative Region of the PRC, the Cayman Islands and the location of the parties’ principal assets) shall have the authority to grant interim relief (e.g. preservation of property, preservation of evidence) in support of the arbitration prior to the constitution of the arbitral tribunal or in appropriate circumstances, ex officio. Or to rule, on the basis of an interlocutory decision of an arbitral institution, that the breaching party immediately ceases the breach or that the breaching party shall refrain from acts that would lead to a further increase in the damages suffered by the complying party.

Article 10 Confidentiality

1.                  The Confidential Information (including, but not limited to, business information, customer information, financial information, contracts, etc.) of a party (the “Disclosing Party”) has been or may be disclosed from time to time to the other party (the “Recipient”) prior to the conclusion of this Agreement and during the term of this Agreement. . The Recipient must maintain the confidentiality of the Confidential Information and not use the Confidential Information for purposes other than those expressly provided for in the Contract. The foregoing shall not apply to information that (a) the Recipient has in its possession as evidenced by a written record made prior to its disclosure to the Disclosing Party; (b) is or will be in the public domain other than as a result of the Recipient’s breach of this Agreement; (c) the Recipient has obtained from a third party who is not under a duty of confidentiality with respect to such information; and (d) is required to be disclosed by either Party pursuant to applicable law, regulation or regulatory authority, or as a result of its. normal business to its employees, agents, legal or financial advisors (provided that the Recipient shall ensure that such persons comply with the relevant terms and conditions of this Agreement and shall assume any liability arising from any breach of the relevant terms and conditions of this Agreement by such persons).

2.                  The above obligations of confidentiality are continuing between the parties to this Agreement and shall not be terminated by the termination of this Agreement.

Article 11 - Force majeure

1.                  “Force Majeure” means an unforeseen, unavoidable and insurmountable event that renders a party to this Agreement partially or completely unable to perform under this Agreement. Such events include, but are not limited to, natural disasters, storms, tornadoes and other weather conditions, strikes, lockouts, work stoppages or other industrial problems, war, riots, conspiracies, acts of hostility, acts of terrorism or acts of violence by criminal organizations, blockades, severe disease or epidemics, earthquakes or other tectonic shifts, floods and other natural disasters, bomb or other explosions, fires, accidents, legal requirements or other acts of force majeure. changes in its application.

2.                  In the event of an event of force majeure, the obligations of a Party affected by force majeure under this Agreement shall automatically be suspended for the period of delay caused by the force majeure and its performance shall automatically be extended for the period of suspension, without penalty or liability to that Party. In the event of force majeure, the parties shall immediately consult to find a just solution and shall make every reasonable effort to minimize the effects of force majeure.

Article 12 - General provisions

1.                  If any provision of this Agreement is invalid, illegal or unenforceable under Chinese law, all other provisions of this Agreement shall remain in full force and effect. In the event that any provision of this Agreement is held to be invalid, illegal or unenforceable, the parties shall negotiate in good faith and amend this Agreement to achieve the original intent of the parties as nearly as possible in an acceptable manner.

2.                  If any amendment to this Agreement is proposed by the relevant regulatory authority, the parties shall negotiate an amendment to this Agreement accordingly.

3.                  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior consultations, negotiations and agreements between the parties with respect to such subject matter.

4.                  Failure or delay by a party to exercise a right under this Agreement shall not constitute a waiver of that right and shall not prevent the party from exercising that right again in the future if it has already exercised it or partly exercised it.

5.                  Either party may waive the terms and conditions of this Agreement, provided that such waiver is in writing and signed by all parties. A waiver made by one party in one instance with respect to a default by another party shall not be deemed to be a waiver made by that party with respect to a similar default by another party in other instances.

6.                  A party may not assign its rights or obligations under this Agreement, in part or in whole, to any third party during the term of this Agreement without the prior written consent of the other party, except that WFOE shall have the right to assign all or part of its rights and obligations under this Agreement without the consent of the other party. This Agreement shall be legally binding upon the parties hereto and such party’s lawful successors and assigns.

7.                  Any notice or written communication (including, but not limited to, written documents or notices under this Agreement) from one party to this Agreement to the other party shall be promptly sent or delivered to the corresponding party by letter (including courier) or e-mail. The date of receipt of the notice or communication, if served by letter (including courier), shall be the third business day after the letter is posted. If delivered by e-mail, the date on which the e-mail reaches the other party’s system. All notices and correspondence shall be sent by the contact method shown in Annex V until one party notifies the other party in writing of the change of contact method.

8.                  Any amendment or supplement to this Agreement must be in writing and, except for the assignment by WFOE of its rights under this Agreement pursuant to Article 12.6, no amendment or supplement to this Agreement shall be effective until it is duly signed by the parties hereto. If any modification or supplement to this Agreement is required by law to be licensed and/or registered or filed with any governmental agency, the parties shall obtain such license and/or complete such registration or filing in accordance with law.

9.                  This Agreement is written in Chinese, 21 original copy for each party and the remaining copies shall be retained by Kuke Music and shall be of equal legal effect.

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Annex I

Share structure of Beijing Kuke Music Co., Ltd

No.	Name	Amount	Percentage
1.	Beijing Geligao Consulting Services Co., Ltd.	578,967	3.5709%
2.	Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership)	1,448,511	8.9341%
3.	TIAN LV	244,000	1.5049%
4.	JUN MA	552,479	3.4076%
5.	HE YU	5,762,723	35.5433%
6.	PEIXIAN TAN	98,548	0.6079%
7.	XINGPING ZUO	4,201,335	25.9129%
8.	RONGTAO JIANG	78,548	0.4845%
9.	JIANMING JIN	1,464,786	9.0345%
10.	LIWEI LIANG	78,548	0.4845%
11.	LIPING QIU	195,000	1.2027%
12.	WEI ZHAO	10,000	0.0617%
13.	HUA XING	687,515	4.2404%
14.	YUANXIN XIU	10,000	0.0617%
15.	HAOXUAN DIAO	162,804	1.0041%
16.	HANQING HUANG	282,511	1.7425%
17.	DINGFENG LIU	200,000	1.2336%
18.	ZHENG TU	157,000	0.9683%
	Total	16,213,275	100%

Annex II

Exercise Notice

Beijing Geligao Consulting Services Co., Ltd., Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership), Tian LV, Jun MA, He YU, Peixian TAN, Xingping ZUO, Rongtao JIANG, Jianming JIN, Liwei LIANG, Liping QIU, Wei ZHAO, Hua XING, Yuanxin XIU, Haoxuan DIAO, Hanqing HUANG, Dingfeng LIU, Zheng TU and Beijing Kuke Music Co., Ltd. and the Company signed an Exclusive Option Agreement on [date]. The terms used in this notice shall have the same definitions as those defined in the Exclusive Option Agreement.

The Company has decided to exercise the following as set forth in the Exclusive Option Agreement:

☐ share purchase right, the Company hereby requests to purchase or designate ________ as the designee to purchase the shares held by the shareholders of Kuke Music in ____ (corresponding to ____% share of registered capital). The purchase price is RMB____. The shareholders of Kuke Music shall complete the delivery of such purchased equity interests within fifteen business days upon receipt of this notice in accordance with the provisions of the Exclusive Option Agreement.

☐ Asset purchase right, the Company is hereby required to purchase or designate ________ as the designee to purchase all of the assets of Kuke Music. The purchase price shall be RMB ____. Kuke Music shall complete the delivery of such purchased assets within fifteen business days after receipt of this notice in accordance with the provisions of the Exclusive Option Agreement.

Kuke Future International Technology (Beijing) Co., Ltd. (stamp)

Date:

Annex III

Share Transfer Agreement

This Share Transfer Agreement (the “Agreement”) is executed in Beijing, China, on [date], by the following parties:

Assignor:

1.                  Beijing Geligao Consulting Services Co., Ltd.

Unified Social Credit Code: 91110105062848234W

Legal Representative: He YU

Address: Room 208, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

2.                  Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership)

Unified Social Credit Code: 91320583060164613P

Managing Partner: Kunshan Maidun Hengfeng Equity Investment Management Enterprise()

Address: Room 5143 International Finance Building, No. 538 Shang Yin Road, Huaqiao Town

3.                  Tian LV

ID: 110102198212013314

Address: 1-402 Building 17, No.34 Fuwai Street, Xicheng District, Beijing

4.                  Jun MA

ID: 11010519630501181x

Address: 7-401 Building 10, Maizidian Street, Chaoyang District, Beijing

5.                  He YU

ID: 110108197306035737

Address: 2-301, Building 236, Huixinli, Chaoyang District, Beijing

6.                  Peixian TAN

ID: 110105198210254113

Address: No. 101, Unit 3, Building 1, North Lane, Nantaipingzhuang, Chaoyang District, Beijing, China

7.                  Xingping ZUO

ID: 110108196504140015

Address: No. 910, 60th Floor, North Li Shi Road, Xicheng District, Beijing, China

8.                  Rongtao JIANG

ID: 110104197703051612

Address: 501, West Gate 6, 9/F, Caiyuan Dongli, Xuanwu District, Beijing, China

9.                  Jianming JIN

ID: 310223195801100257

Address:No.723, Huaxin Yuan, Dafang Town, Baoshan District, Shanghai, China.

10.           Liwei LIANG

ID: 130423198510014018

Address: No.23 Xiaokang Road, Shazhuang Village, Yanzhaiying Township, Linzhang County, Handan City, Hebei Province, China.

11.           Liping QIU

ID: 110105196409258139

Address: No. 1602, Gate 1, Building 18, Anyuan District, Anhui Beili, Chaoyang District, Beijing, China.

12.           Wei ZHAO

ID: 11010119820721203X

Address: No. 1201, Gate 3, 1st Floor, Anwai Donghayan, Dongcheng District, Beijing, China

13.           Hua XING

ID: 110108196308012307

Address: No. 202, 4th Floor, Zone 7, No. 15A, Wanshou Road, Haidian District, Beijing, China.

14.           Yuanxin XIU

ID: 370883198208030423

Address: No. 1002, Unit 1, Building 7, No. 8, Zhongtancun Avenue, Changping District, Beijing, China

15.           Haoxuan DIAO

ID: 110102197705070427

Address: No.10, Gate 4, Building 2, No.45, Xihuangchenggen South Street, Xicheng District, Beijing, China.

16.           Dingfeng LIU

ID: 410526196311150140

Address: No. 102, Unit 3, Building 5A, Tanghekou Street, Huairou District, Beijing, China

17.           Hanqing HUANG

ID: 310102198308172827

Address: 175 Baidu Road, Huangpu District, Shanghai, China

18.           Zheng TU

ID: 330501197803270015

Address: Room 401, Building 51, East Baiyutan District, Longquan Street, Wuxing District, Huzhou City, Zhejiang Province, China.

Assignee:

Kuke Future International Technology (Beijing) Co., Ltd. (or the Designee)

Unified Social Credit Code: 91110105MA019CH24W

Address: Room 105, Building 96, No.4 Sanmafang Nanli, Chaoyang District, Beijing.

The Parties are referred to individually as the “Parties” and collectively as the “Parties”.

The Parties agree as follows.

1. The transferor agreed to sell to the transferee, and the transferee agreed to purchase from the transferor, its equity interests in Beijing Kuke Music Co., Ltd.

No.	Name	Amount of transfer	Percentage of transfer
1	Beijing Geligao Consulting Services Co., Ltd.
2	,Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership)
3	LV TIAN
4	MA JUN
5	YU HE
6	TAN PEIXIAN
7	ZUO XINGPING
8	JIANG RONGTAO
9	JIN JIANMING
10	LIANG LIWEI
11	QIU LIPING
12	ZHAO WEI
13	XING HUA
14	XIU YUANXIN
15	DIAO HAOXUAN
16	HUANG HANQING
17	LIU DINGFENG
18	ZHENG TU
Total

2. After the effective date of this Agreement, the parties shall make joint efforts to submit the documents for registration of the change of equity transfer to the business administration department.

After the completion of the transfer of the above purchased equity interests (whichever is the date on which the registration of the change in business administration is completed), the transferor shall cease to have any rights to such purchased equity interests and the transferee shall have all the rights of the transferor to such purchased equity interests.

3. The entry into force, interpretation, performance and dispute resolution of this Agreement shall be governed by PRC laws. Matters not covered in this Agreement and all disputes arising from the signing and performance of this Agreement shall be resolved by the parties in accordance with the provisions of the Exclusive Option Agreement or through amicable negotiations between the parties. In the event of failure to do so, each party agrees to submit to arbitration by the China International Economic and Trade Arbitration Commission (CIETAC) in accordance with the arbitration rules in effect at the time of the application for arbitration. The place of arbitration will be Beijing. The arbitral award shall be final and binding on the parties. During the resolution of the dispute, the parties shall continue to perform the other terms and conditions except for the matters in dispute.

4 This Agreement shall enter into force on the date signed by the parties.

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Asset Transfer Agreement

THIS ASSET TRANSFER AGREEMENT (the “Agreement”) is executed in Beijing, China, on [DATE], by the following parties.

Assignor:

Beijing Kuke Music Co., Ltd. (“Kuke Music”), a limited liability company incorporated in China and validly existing, with an address at C1-C3 N3Floor, No. 9 Dongzhongjie, Dongcheng District, Beijing, and a unified social credit code of 91110000676646004C.

Assignee:

Kuke Future International Technology (Beijing) Co., Ltd. (or the Designee) (“WFOE”), a wholly foreign-owned limited liability company incorporated in the PRC and validly subsisting at Room 105, Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing, with a unified social credit code of 91110105MA019CH24W.

The parties have agreed as follows.

1.                  The transferor agrees to sell to the transferee, and the transferee agrees to purchase from the transferor, all the assets owned by the transferor (hereinafter referred to as the “Purchased Assets”) at a price of RMB[].

2.                  After the effective date of this Agreement, the parties shall make joint efforts to register all changes (if any) or hand over the Purchased Assets required for the delivery of the Purchased Assets. Upon completion of the transfer of the Purchased Assets, the transferor shall cease to have any rights to the Purchased Assets and the transferee shall have all the rights of the transferor to the Purchased Assets.

3.                  The entry into force, interpretation, performance and dispute resolution of this Agreement shall be governed by PRC law. Matters not covered in this Agreement and all disputes arising from the signing and performance of this Agreement shall be resolved by the parties in accordance with the provisions of the Exclusive Right to Purchase Agreement or through amicable negotiations between the parties. In the event of failure to do so, each party agrees to submit to arbitration by the China International Economic and Trade Arbitration Commission (CIETAC) in accordance with the arbitration rules in effect at the time of the application for arbitration. The place of arbitration will be Beijing. The arbitral award shall be final and binding on the parties. During the resolution of the dispute, the parties shall continue to perform the other terms and conditions except for the matters in dispute.

4.                  This Agreement shall enter into force on the date signed by the parties.

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Annex IV

Irrevocable Power of Attorney

Beijing Geligao Consulting Services Co., Ltd., Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership), Tian LV, Jun MA, He YU, Peixian TAN, Xingping ZUO, Rongtao JIANG, Jianming JIN, Liwei LIANG, Liping QIU, Wei ZHAO, Hua XING, Yuanxin XIU, Haoxuan DIAO, Hanqing HUANG, Dingfeng LIU, Zheng TU, Beijing Kuke Music Co., Ltd and Kuke Future International Technology (Beijing) Co., Ltd. has signed the Exclusive Option Agreement on [date]. According to the Exclusive Option Agreement, the Compan/I hereby give this Power of Attorney.

The Company/I hereby irrevocably entrust and authorize ________ (hereinafter referred to as the “Agent”) to act as the agent of the Company/I with full powers to: (1) prepare and execute the Transfer Agreement (as defined in the Exclusive Right to Purchase Agreement); (2) prepare and execute all other necessary documents relating to the transfer of the Purchased Assets and Purchased Equity Interests (as defined in the Exclusive Right to Purchase Agreement); and (3) handle all legal formalities relating to the approval and registration of the Purchased Assets and Purchased Equity Interests.

The Company /I hereby agree and acknowledge that the Agent has full authority to exercise the rights within the above authority in such manner as it deems appropriate, and the Company/I undertake to accept the obligations or liabilities arising from the exercise of such rights by the Agent.

This power of attorney shall be effective as of the month of year and shall remain in effect for the duration of the term of the Exclusive Option Agreement.

The power of attorney is hereby delegated.

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Annex V

Contact information for the parties to this Agreement

No	Name	Contact	Address	Telephone	Email
1	Kuke Future International Technology (Beijing) Co., Ltd.	DIAO HAOXUAN	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	010-65618079/ 010-65610392	diaohaoxuan@kuke.com
2	Beijing Kuke Music Co., Ltd	DIAO HAOXUAN	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	010-65618079/ 010-65610392	diaohaoxuan@kuke.com
3	Beijing Geligao Consulting Services Co., Ltd.	DIAO HAOXUAN	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	010-65618079/ 010-65610392	diaohaoxuan@kuke.com
4	Kunshan Maidun Culture Industry Investment Enterprise (Limited Partnership)	QIU LIPING	C203-5A Yansha Center, No.50 Liangma Road, Chaoyang District, Beijing	18611142299	liping@mcmchina.com
5	LV TIAN	LV TIAN	A-8A Xingchengguoji, JIA 10, Jiuxianqiao Road, Chaoyang District, Beijing	13810607567	tlv@msquarepartners.com
6	MA JUN	MA JUN	No.9 Nongzhanguanan Road, Chaoyang District, Beijing	13901149703	majun@rd-invest.com
7	YU HE	YU HE	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	010-65618079/ 010-65610392	yuhe@kuke.com
8	TAN PEIXIAN	TAN PEIXIAN	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	13810689594	tanpeixian@kuke.com
9	ZUO XINGPING	ZUO XINGPING	Zhengda Stock Investment, Shougang International Building, 60 Xizhimenbei Street. Haidian District, Beijing	13801107578	zuoxp@zendai.com

No	Name	Contact	Address	Telephone	Email
10	JIANG RONGTAO	JIANG RONGTAO	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	13801284655	jiangrongtao@kuke.com
11	JIN JIANMING	JIN JIANMING	698 Hualing Road, Shanghai	66340070/ 66340070-308
12	LIANG LIWEI	LIANG LIWEI	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	13911316546	liangliwei@kuke.com
13	QIU LIPING	QIU LIPING	C203-5A Yansha Center, No.50 Liangma Road, Chaoyang District, Beijing	18611142299	liping@mcmchina.com
14	ZHAO WEI	ZHAO WEI	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	13911565596	zhaowei@kuke.com
15	XING HUA	XING HUA	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	13911825391	xinghua@kuke.com
16	XIU YUANXIN	XIU YUANXIN	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	18611472576	19918989@kuke.com
17	DIAO HAOXUAN	DIAO HAOXUAN	Building 96, No. 4 Sanjianfang Nanli, Chaoyang District, Beijing	13601160757	diaohaoxuan@kuke.com
18	HUANG HANQING	HUANG HANQING	Unit B, 72nd Floor, Tower 2, Sorrento, 1 Austin West, Kowloon, Hong Kong	+852-67559639	hhuang@vision-gain.com
19	LIU DINGFENG	LIU DINGFENG	3-102, No.5 Tanghekou Street, Tanghekou Town, Huairou District, Beijing	13718112905	liuss001@126.com

No	Name	Contact	Address	Telephone	Email
20	ZHENG TU	ZHENG TU	2-2819 Ganghuihenglong, No.2 Hongqiao Road, Xuhui District, Shanghai	18688933599	tuz@qfcapital.com.cn

Exclusive Option Agreement

This EXCLUSIVE OPTION AGREEMENT (the “Agreement”) is executed in the Chaoyang District of Beijing, the People’s Republic of China, on the day of February 28, 2020, by the following parties.

Party A: Beijing Lecheng Future Culture Communications Co., Ltd. (“WFOE”)

Unified Social Credit Code: 91110105MA01P1Q96Y

Address: Room 402, 4/F, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

Party B: Beijing Music Festival Culture Communications Co., Ltd. (“Music Festival Culture”)

Unified Social Credit Code: 91110105754181557D

Address: Room 401, 4/F, Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing

Party C:

1.                  Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91330206MA281W0HXN

Address: G2130, A-401, Building 1, No.88, Qixing Road, Meishan, Beilun District, Ningbo, Zhejiang Province

2.                  Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91320509MA1X8HL53Q

Address: 2F, Building 3, Taihu New City Technopark, No.18 Suzhou River Road, Wujiang District, Suzhou Province

3.                  Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership)

Unified Social Credit Code: 91320509MA1X8HL53Q

Address: 464 East Government Road, Huanghuadian Town, Wuqing District, Tianjin

4.                  Long YU

ID: 310104196407011635

Address: 5-1273 Huaihai Middle Road, Xuhui District, Shanghai

5.                  He YU

ID: 110108197306035737

Address: 2-301, Building 236, Huixinli, Chaoyang District, Beijing

6.                  Zheng TU

ID: 330501197803270015

Address: Room 401, Building 51, East Baiyutan District, Longquan, Wuxing District, Huzhou City, Zhejiang Province

Party C 1 through 6 above are collectively referred to as the “Music Festival Culture Shareholders”.

The foregoing Parties A, B and C shall be referred to in this Agreement individually as “Party” and collectively as the “Parties”.

WHEREAS.

1. Party C is a registered shareholder of Music Festival Culture and holds in aggregate 100% equity interest in Music Festival Culture. The proportion of equity interest held by Party C in Music Festival Culture is as shown in Annex I to this Agreement.

2. WFOE and Music Festival Culture have concurrently entered into an Exclusive Consulting Service Agreement as of the date of this Agreement.

3. The parties hereto have executed the Powers of Attorney and the Equity Interest Pledge Agreement simultaneously as of the date hereof (this Agreement, the Exclusive Consulting Service Agreement, the Powers of Attorney and the Equity Interest Pledge Agreement together, the “Contractual Arrangements”).

4. The Music Festival Culture Shareholders and Music Festival Culture intend to grant WFOE an exclusive right to require the Music Festival Culture Shareholders to sell all or part of their equity interest in Music Festival Culture to one or more persons designated by the Music Festival Culture Shareholders (the “Designee”) and/or to require Music Festival Culture to sell all or part of its assets in Music Festival Culture to WFOE, subject to the PRC laws.

Accordingly, the parties have agreed as follows:

Article 1 - Definitions and interpretation

Unless otherwise agreed in the context of this Agreement, the following words, when used in this Agreement, shall have the following meanings:

“PRC laws”

means the laws, regulations or other legally binding documents currently in force in China, as well as such laws, regulations or other legally binding documents as may from time to time be enforced in China.

“Person”

means a natural or legal person or an unincorporated entity.

“Regulator”

means, including but not limited to, national and local regulators in China, the Title Exchange, the New York Stock Exchange or other national and local regulators.

Article 2 - Grant of rights

1. the Music Festival Culture Shareholders and Music Festival Culture hereby irrevocably and without any conditions grant to WFOE, subject to the laws of the PRC, at any time during the term of this Agreement, to purchase from the Music Festival Culture Shareholders, or to designate a nominee to purchase from the Music Festival Culture Shareholders, all of its holdings in Music Festival Culture at the price set forth in Article IV of this Agreement, in accordance with the exercise steps determined by WFOE in its sole discretion, and in accordance with the price set forth in this Agreement the exclusive and irrevocable right (the “Share Purchase Right”) to purchase from Festival Culture, or a nominee to purchase from Festival Culture, all or part of the assets owned by Festival Culture (the “Purchased Shares”) at any time and the right to purchase from Festival Culture, or a nominee to purchase from Festival Culture, all or part of the assets owned by Festival Culture at any time (hereinafter the “Asset Purchase Rights”, together with the Equity Purchase Rights, the “Exclusive Purchase Rights”). The Exclusive Purchase Rights shall not be available to any third party other than WFOE and/or the nominee.

2. The Exclusive Purchase Right is the exclusive and exclusive right of WFOE or the nominee, and may not be sold, offered for sale, transferred, gifted, pledged or in any other way disposed of, in whole or in part, to any other person, nor may any other person be authorized to purchase, in whole or in part, the Purchased Shares or the Purchased Assets, except with the prior written consent of WFOE. Music Festival Culture hereby consents to the granting of an exclusive purchase option to WFOE or designee by the shareholders of Music Festival Culture.

Article 3 - Exercise of rights

1.              WFOE’s exercise of its Exclusive Purchase Right shall be subject to the provisions of the PRC laws and the requirements and rules of the regulatory authorities, and WFOE shall have absolute discretion to determine when, how and how often to exercise its Exclusive Purchase Right; nevertheless, WFOE shall exercise its Exclusive Purchase Right under this Agreement as soon as possible from the date on which the PRC laws allow WFOE to operate the Festival’s cultural business directly. to enable WFOE to operate the Music Festival Culture business directly or to hold a direct equity interest in Music Festival Culture and to terminate the structured contract with Music Festival Culture and other related parties.

2.              WFOE and/or the Designee shall give notice of the Exclusive Purchase Right (the “Exercise Notice”) to the Music Festival Culture Shareholders and Music Festival Culture, specifying its purchased shares or the amount of the Purchased Assets to be purchased from Music Festival Culture (the format of the Exercise Notice is listed in Annex II to this Agreement).

3.              In the event that WFOE exercises its Exclusive Purchase Right, in order to bring the transfer of the equity interests or the transfer of the assets into full compliance, both substantively and procedurally, with the provisions of this Agreement and applicable law, the Music Festival Culture Shareholders and Music Festival Culture undertake to take the following actions, individually or jointly:

(1) Within seven Business Days of the date of service of the Exercise Notice on the Music Festival Culture Shareholders and the Music Festival Culture, the Music Festival Culture Shareholders and the Music Festival Culture shall prepare and execute all documents necessary in connection with the transfer of the Purchased Equity Interests or the Purchased Assets and, if necessary, the Music Festival Culture Shareholders and/or the Music Festival Culture shall prepare and execute all documents necessary in connection with the transfer of the Purchased Equity Interests or the Purchased Assets in accordance with the content and form set forth in Annex III to this Agreement (or the WFOE in accordance with the laws then in force). (hereinafter referred to as the “Transfer Agreement”), and if the content and format of the Transfer Agreement is otherwise required by the laws and regulations of the PRC and the regulatory authorities, it shall be executed in accordance with the provisions of the laws and regulations of the PRC or the requirements of the regulatory authorities. The Music Festival Culture Shareholder and Music Festival Culture shall execute one or more power of attorney, in the content and format set forth in Annex IV to this Agreement, authorizing WFOE or a designee to execute and deliver the Assignment Agreement and any other documents required by this Agreement on behalf of the Music Festival Culture Shareholder.

(2) The delivery of the Purchased Shares (subject to the registration of business changes by the Industrial and Commercial Bureau) and the delivery of the Purchased Assets not later than 6 months after the delivery of the Exercise Notice to the Music Festival Culture Shareholders and Music Festival Culture, or such other time as the parties may otherwise agree in writing in accordance with the actual circumstances.

(3) The Music Festival Culture Shareholders and Music Festival Culture shall take all necessary actions to proceed and complete without delay the approval, filing or registration formalities with the relevant commercial authorities and other regulatory bodies to cause the Purchased Shares or Purchased Assets, as applicable, to be effectively registered in the name of WFOE and/or the Designee, free and clear of any security interest. For the purposes of this paragraph and this Agreement, “security interest” includes warranties, mortgages, pledges, third party rights or interests, any options, acquisition rights, rights of first refusal, rights of set-off, title retention or other security arrangements or encumbrances of rights, but does not include any security interest arising under the Equity Interest Pledge Agreement entered into by the parties as of the date of this Agreement.

(4) The Music Festival Culture Shareholders and Music Festival Culture shall take all necessary actions so that the transfer of the Purchased Shares or the Purchased Assets shall not be interfered with, either substantively or procedurally. Neither the Music Festival Culture Shareholders nor Music Festival Culture shall place any obstacles or restrictive conditions on the transfer of the Purchased Shares or Purchased Assets to WFOE, except as expressly provided in this Agreement.

(5) In the event of the dissolution of Music Festival Culture, a liquidation group shall be formed in accordance with the law. The Music Festival Culture Shareholders hereby irrevocably undertake that, subject to the PRC laws, Music Festival Culture shall transfer to WFOE or the Designee all of the assets remaining after payment of the liquidation expenses, employees’ salaries, social insurance premiums and statutory compensation, payment of outstanding taxes and settlement of other debts of the company respectively, at the lowest price permitted under the PRC laws. Music Festival Culture waives any payment obligations incurred by WFOE or the Designee as a result thereof; or any proceeds, if any, arising from such transaction shall be returned to WFOE or the Designee to the extent applicable under PRC law in effect at the time.

Article 4 Transfer price

1. When WFOE exercises the Exclusive Purchase Right to purchase the equity and assets of Music Festival Culture, the purchase price of the equity or assets shall be the lowest price permitted by the laws of the PRC at the time of purchase of such equity or assets, or the transfer price shall be the nominal price, i.e., RMB1, if there is no express provision in the laws and regulations of the PRC.

2. The Music Festival Culture Shareholders shall return the full amount of the purchase price of Music Festival Culture acquired by WFOE to WFOE or the Designee in an appropriate manner that does not violate laws and regulations.

Article 5 - Commitments and pledges

1. The Music Festival Culture Shareholders and Music Festival Culture hereby separately and jointly irrevocably undertake and guarantee.

(1) Not supplement, alter or modify in any way the scope of operations of Music Festival Culture, its corporate charter documents, increase or decrease its registered capital, or otherwise alter its registered capital structure without the prior written consent of WFOE.

(2) To keep the Festival Culture alive and to conduct its business and affairs prudently and efficiently, in accordance with sound financial and commercial standards and practices, and not to cause, either wilfully or by gross negligence, the liquidation, closure, termination or dissolution of the Festival Culture.

(3) Not to sell, assign, gift, pledge or otherwise dispose of, or cause the management of Music Festival Culture to sell, assign, gift, pledge or otherwise dispose of, or permit the creation of any security interest in, any legal gain or beneficial interest in any asset, business or income of Music Festival Culture and its Subsidiaries at any time from the Effective Date of this Agreement without the prior written consent of WFOE, and if the shareholders of Music Festival Culture acquire any such interest, they shall notify WFOE within three Business Days and immediately assign such interest to WFOE without compensation.

(4) Not to terminate or cause management to terminate any structured contract entered into by Music Festival Culture or enter into any agreement that conflicts with an existing structured contract.

(5) Not incur or allow Music Festival Culture to incur any indebtedness other than: (i) indebtedness incurred in the normal or ordinary course of business; and (ii) indebtedness that has been disclosed to and agreed to in writing by WFOE.

(6) Has been operating all of the business of Music Festival Culture in the ordinary course of business in order to maintain the value of the assets of Music Festival Culture, and has refrained from any act or omission that would adversely affect its business condition and the value of its assets.

(7) The prior written consent of WFOE shall be required for Music Festival Culture to enter into any material contract with an amount exceeding RMB100,000,000 (except for contracts entered into in the ordinary course of business); ordinary business refers to the daily operation of the business of Music Festival Culture and its subsidiaries and the subsequent disposal of assets of such business.

(8) The prior written consent of WFOE is required for Music Festival Culture to grant loans or guarantees to any person, subject to applicable laws and regulations.

(9) WFOE shall have the right to require Music Festival Culture to provide it or a designee with all information regarding the labor, operations, compliance, and financial condition of Music Festival Culture.

(10) Not to cause or consent to the separation of Music Festival Culture, or the merger or affiliation with, acquisition of, or acquisition by, any person or entity, or investment in any entity, without the prior written consent of WFOE.

(11) If required by WFOE, it shall purchase and hold insurance for the assets and business of Music Festival Culture from a WFOE-compliant insurance company in an amount and type of insurance consistent with the amount and type of insurance purchased by similar companies.

(12) to notify WFOE immediately of any litigation, arbitration or administrative proceedings that have occurred or may occur relating to the cultural assets, operations and revenues of the Music Festival and to take all necessary steps as reasonably requested by WFOE.

(13) Execute all documents, take all actions, make all claims, or defend against all claims, as may be necessary or appropriate, to maintain the ownership of all of the assets of Music Festival Culture.

(14) If WFOE’s exercise of its Exclusive Purchase Right is prevented by the failure of the Music Festival Culture Shareholders or the Music Festival Culture to meet its tax obligations under applicable law, WFOE shall be entitled to require the Music Festival Culture or the Music Festival Culture Shareholders to meet such tax obligation or to require the Music Festival Culture or the Music Festival Culture Shareholders to pay such tax to WFOE, to be paid by WFOE on its behalf.

(15) Music Festival Culture shall not, without the prior written consent of WFOE, pay dividends, dividend, distributable benefits and/or other benefits arising from any assets and equity holdings of the Music Festival Culture Shareholders in any form to the Music Festival Culture Shareholders. If any of the above benefits are received by the Festival Culture Shareholders, including the consideration paid by WFOE upon the exercise of the exclusive right to purchase pursuant to this Agreement, WFOE shall notify WFOE within three Business Days and immediately assign such benefits to WFOE without compensation, and for the avoidance of doubt, all benefits received by WFOE during the term of this Agreement and upon termination of this Agreement need not be returned to Music Festival Culture or Music Festival Culture Shareholders.

(16) If the shareholders of Music Festival Culture dispose of any of their equity interest in Music Festival Culture by any means such as sale, transfer, pledge or any other means which results in the reduction of their equity or beneficial interest in Music Festival Culture by any means such as capital reduction, so that the Music Festival Culture Shareholders obtain any such benefit, they shall notify WFOE within three business days and immediately transfer such benefit to WFOE without compensation.

2. The Music Festival Culture Shareholders hereby individually and jointly irrevocably undertake and guarantee.

(1) Not to sell, assign, pledge or otherwise dispose of, or permit the creation of any encumbrance of rights over, any legal or beneficial interest in the Music Festival Culture Equity held by it without the prior written consent of WFOE, except for a pledge created over the Music Festival Culture Equity pursuant to an Equity Interest Pledge Agreement entered into by the parties as of the date of this Agreement.

(2) It does not vote to approve or support or sign any shareholder resolution approving the sale, transfer, pledge or other disposition of any legal or beneficial interest in any equity interest or asset, or permit the creation of any rights burdened thereon, without the prior written consent of WFOE, at a meeting of the shareholders of Music Festival Culture, except to WFOE or a designee.

(3) it does not vote to approve or support or sign any shareholder resolution at a meeting of the shareholders of Music Festival Culture approving a merger or combination with, (being) merged with or acquired by, or investment in, any person, or a separation of Music Festival Culture, a change in registered capital or a change in corporate form, without the prior written consent of WFOE.

(4) At each time WFOE exercises its exclusive right to purchase, it shall instruct Music Festival Culture to hold a timely meeting of its shareholders at which it shall vote in favor of the transfer of the Purchased Shares or Purchased Assets under this Agreement.

(5) Immediately notify WFOE of any litigation, arbitration or administrative proceeding that has occurred or may occur with respect to the equity or assets owned by it.

(6) Not to appoint or remove any director, supervisor or other officer of Music Festival Culture who shall be appointed by the shareholders of Music Festival Culture without the prior written consent of WFOE and, immediately upon request by WFOE, to appoint or employ persons designated by WFOE as directors and officers of Music Festival Culture.

(7) cause Music Festival Culture not to pay dividends, bonuses, distributable benefits and/or other income derived from any assets and equity holdings of Music Festival Culture shareholders in any form without the prior written consent of WFOE.

(8) strictly comply with all provisions of this Agreement and other contracts entered into jointly or severally by the parties hereto, and faithfully perform its obligations under such contracts, and refrain from any act or omission which would affect the validity and enforceability of such contracts.

3. the Music Festival Culture Shareholders and Music Festival Culture hereby jointly and severally irrevocably represent and warrant to WFOE that, as of the date hereof and each time an exclusive purchase occurs.

(1) it has the right and capacity to enter into, deliver and perform this Agreement and the right and capacity to enter into, deliver and perform the Assignment Agreement in accordance with this Agreement. This Agreement and the Assignment Agreement, when they become effective, shall constitute valid and binding obligations on it and shall be enforceable against it in accordance with their terms.

(2) The execution, delivery and performance of this Agreement or Assignment by the Music Festival Culture Shareholders and Music Festival Culture: (i) will not conflict with, or violate the provisions thereof, or upon notice thereof or with the passage of time: (A) its business license, bylaws, permits, approvals from governmental agencies approving its formation, agreements relating to its formation or any other programmatic documents, (B) its any other provision of law by which it is bound, (C) any contract, agreement, lease or other document to which it is severally or jointly a party or by which it is bound or to which its assets are bound, (ii) does not result in any encumbrance or other encumbrance of rights over its assets or entitle any third party to create any encumbrance or encumbrance of rights over its assets, except pursuant to an Equity other than the Pledge Agreement creates a pledge over the Music Festival Culture Equity Interests; (iii) will not result in the termination or modification of the terms of any contract, agreement, lease or other document to which it is a party or to which it is bound or to which it is assets are bound, either individually or jointly, or result in the right of any other third party to terminate or modify the terms of such document; (iv) will not result in the approval, license of any governmental authority applicable to it (b) Suspension, cancellation, confiscation, damage or inability to renew registration, etc. after expiry.

(3) Music Festival Culture has a good and marketable title to all of its assets and Music Festival Culture has not created any encumbrance of rights in said assets.

(4) Music Festival Culture does not have any outstanding indebtedness other than (i) indebtedness incurred in the ordinary course of its business and (ii) indebtedness that has been disclosed to WFOE and agreed to in writing by WFOE.

(5) The music festival culture complies with all PRC laws and regulations applicable to asset and equity acquisitions.

(6) The Music Festival Culture Shareholders legally and validly own the shares of Music Festival Culture Shareholding which it holds. The Music Festival Culture Shareholder has not created any burden of rights on the shares of Music Festival Culture except to the knowledge of WFOE.

(7) Upon WFOE’s request at any time, shall immediately transfer to WFOE and/or designee its interest in or assets of Music Festival Culture and waive its right of first refusal to acquire the interest in or assets of the transferred Music Festival Culture.

(8) Execute all documents, take all actions, make all claims, or defend against all claims necessary or appropriate to maintain its ownership of the equity or assets being purchased, prior to the transfer of the equity or assets to WFOE.

(9) There are no ongoing or potential litigation, arbitration or administrative proceedings relating to or in connection with the Music Festival Culture equity, Music Festival Culture assets.

4. The Music Festival Culture Shareholder warrants to WFOE that it has made and caused its shareholders (including indirect shareholders and beneficial owners), directors and partners (where applicable) to make all appropriate arrangements and execute all necessary documents to ensure that in the event of a merger, demerger, dissolution, liquidation, cancellation and/or other circumstances that may affect the exercise of its shareholding by the Music Festival Culture Shareholder, its successor, liquidation group The performance of this Agreement cannot be influenced or impeded by any person who may acquire equity or related rights as a result thereof, such as a shareholder, creditor or otherwise. Each Music Festival Culture Shareholder warrants to WFOE that it has made and caused its shareholders (including indirect shareholders and beneficial interest holders), directors and partners (as applicable) to make all appropriate arrangements and execute all documents necessary to facilitate the effective continuation of such Music Festival Culture Shareholder.

In the event of a change in the controlling shareholder or beneficial owner of a Music Festival Culture Shareholder, such Music Festival Culture Shareholder shall obtain the prior written consent of WFOE, but WFOE shall not withhold such consent if the proposed new controlling shareholder or beneficial owner consents in writing and undertakes to cause such Music Festival Culture Shareholder to continue to perform under this Agreement.

In the event of a merger, demerger, dissolution, liquidation, filing for bankruptcy or cancellation of a particular Music Festival Culture Shareholder, such Music Festival Culture Shareholder shall obtain the prior consent of WFOE, but WFOE shall not withhold its consent in the event that the successor to such Music Festival Culture Shareholder consents in writing and undertakes to cause such Music Festival Culture Shareholder to continue to perform under this Agreement.

In the event of the death, divorce, bankruptcy, liquidation or other circumstances which may affect the exercise of the equity interest in the target company held directly or indirectly by a particular Music Festival Culture Shareholder, the performance of this Agreement will not be impaired or impeded by his or her spouse, heirs, liquidators and any other person/entity who has acquired an equity interest or related interest directly or indirectly as a result of such events.

5. WFOE warrants that it will exercise the exclusive right to purchase under this Agreement as soon as possible from the date on which the PRC law allows foreign investors to directly or indirectly hold equity interest in the operation of the Music Festival Culture business, in order to enable WFOE to directly operate the Music Festival Culture business or to directly hold equity interest in the Music Festival Culture and to terminate the structured contract with the Music Festival Culture and the Music Festival Culture shareholders.

Article 6 - Effectiveness and duration

1. This Agreement shall come into force on the date on which the Contractual Arrangements have all been signed by the parties and completed and, once entered into, shall be irrevocable until the parties have terminated this Agreement in writing or the entire equity interest in Music Festival Culture held by the shareholders of Music Festival Culture has been legally and validly transferred to WFOE and/or the Nominee (i.e. the entire equity interest in Music Festival Culture has been shown on the Business Register to be registered with WFOE and/or the Designee’s name) or all of the assets of Music Festival Culture have been legally and validly transferred to WFOE and/or Designee’s ownership. Notwithstanding the foregoing, WFOE shall at all times have the right to terminate this Agreement at any time by giving 30 days’ prior written notice to the parties hereto, and WFOE shall not be liable for any default in connection with its unilateral termination of this Agreement.

2. Each party shall complete the approval and registration procedures for the extension of the business term no later than 3 months prior to the expiration of their respective business term so that this Agreement shall remain in force.

Article 7 Liability for breach of contract

1.                  The Parties agree and acknowledge that a material breach by either party (hereinafter referred to as the “Defaulting Party”) of any of the undertakings made under this Agreement, or a material failure or delay in performance of any of its obligations under this Agreement, shall constitute a default under this Agreement and the Defaulting Party shall be entitled to require the Defaulting Party to rectify or Take Remedial Measures. If the breaching party fails to correct or remedy the breach within a reasonable period of time or within 10 days after written notice to the breaching party and a request for correction, the complying party shall have the right, at its sole discretion, to.

(1) WFOE shall have the right to terminate this Agreement and seek damages from the defaulting party if the Music Festival Culture Shareholder or Music Festival Culture is the defaulting party.

(2) In the event that WFOE is a defaulting party, the keeping Party shall have the right to seek damages from WFOE, but in no event shall it have any right to terminate or rescind this Agreement unless otherwise provided by law.

2.                  Notwithstanding any other provision of this Agreement, the effect of the provisions of this Article shall not be affected by the termination of this Agreement.

Article 8 Taxes and other charges

1.              All taxes and expenses arising from the transfer of the shares or assets shall be borne by each of the parties in accordance with the PRC laws.

2.              Unless otherwise agreed in this Agreement, each party shall independently bear its own expenses in the drafting, negotiation, signing and performance of this Agreement.

Article 9 Application of Law and Dispute Resolution

(1) This Agreement shall be governed by the laws and regulations of the PRC with respect to the entry into force, interpretation, performance and settlement of disputes.

(2) All disputes under this Agreement shall first be settled by friendly negotiation between the parties. If the dispute is not settled through negotiation within thirty (30) days after the dispute arises, either party shall have the right to submit the dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration in Beijing by three arbitrators in accordance with the arbitration rules of CIETAC in effect at the time of the application. The arbitral award shall be final and binding on all parties to the arbitration. While the arbitration is in progress, each party shall continue to perform its obligations under this Agreement, except for the matter or obligation under dispute.

3. If necessary, the arbitration institution shall have the right, prior to making a final decision on the dispute between the parties, to grant WFOE appropriate legal remedies under its authority by either awarding the defaulting party immediate cessation of the default or awarding the defaulting party to refrain from acts that would cause further damage to the defending party, including: (1) awarding such remedies against the equity or assets of Music Festival Culture; (2) granting a remedial injunction (e.g., to order the Music Festival Culture to remain in operation or to compel the transfer of assets); (3) awarding the dissolution or liquidation of the Music Festival Culture.

4. Subject to PRC laws, and subject to PRC laws, regulations and valid arbitration rules, a court of competent jurisdiction (i.e. the courts of the PRC, the Hong Kong Special Administrative Region of the PRC, the Cayman Islands and the location of the parties’ principal assets) shall have the authority to grant interim relief (e.g. preservation of property, preservation of evidence) in support of the arbitration prior to the constitution of the arbitral tribunal or in appropriate circumstances, ex officio. Or to rule, on the basis of an interlocutory decision of an arbitral institution, that the breaching party immediately ceases the breach or that the breaching party shall refrain from acts that would lead to a further increase in the damages suffered by the complying party.

Article 10 Confidentiality

1.                  The Confidential Information (including, but not limited to, business information, customer information, financial information, contracts, etc.) of a party (the “Disclosing Party”) has been or may be disclosed from time to time to the other party (the “Recipient”) prior to the conclusion of this Agreement and during the term of this Agreement. . The Recipient must maintain the confidentiality of the Confidential Information and not use the Confidential Information for purposes other than those expressly provided for in the Contract. The foregoing shall not apply to information that (a) the Recipient has in its possession as evidenced by a written record made prior to its disclosure to the Disclosing Party; (b) is or will be in the public domain other than as a result of the Recipient’s breach of this Agreement; (c) the Recipient has obtained from a third party who is not under a duty of confidentiality with respect to such information; and (d) is required to be disclosed by either Party pursuant to applicable law, regulation or regulatory authority, or as a result of its. normal business to its employees, agents, legal or financial advisors (provided that the Recipient shall ensure that such persons comply with the relevant terms and conditions of this Agreement and shall assume any liability arising from any breach of the relevant terms and conditions of this Agreement by such persons).

2.                  The above obligations of confidentiality are continuing between the parties to this Agreement and shall not be terminated by the termination of this Agreement.

Article 11 - Force majeure

1.                  “Force Majeure” means an unforeseen, unavoidable and insurmountable event that renders a party to this Agreement partially or completely unable to perform under this Agreement. Such events include, but are not limited to, natural disasters, storms, tornadoes and other weather conditions, strikes, lockouts, work stoppages or other industrial problems, war, riots, conspiracies, acts of hostility, acts of terrorism or acts of violence by criminal organizations, blockades, severe disease or epidemics, earthquakes or other tectonic shifts, floods and other natural disasters, bomb or other explosions, fires, accidents, legal requirements or other acts of force majeure. changes in its application.

2.                  In the event of an event of force majeure, the obligations of a Party affected by force majeure under this Agreement shall automatically be suspended for the period of delay caused by the force majeure and its performance shall automatically be extended for the period of suspension, without penalty or liability to that Party. In the event of force majeure, the parties shall immediately consult to find a just solution and shall make every reasonable effort to minimize the effects of force majeure.

Article 12 - General provisions

1.                  If any provision of this Agreement is invalid, illegal or unenforceable under Chinese law, all other provisions of this Agreement shall remain in full force and effect. In the event that any provision of this Agreement is held to be invalid, illegal or unenforceable, the parties shall negotiate in good faith and amend this Agreement to achieve the original intent of the parties as nearly as possible in an acceptable manner.

2.                  If any amendment to this Agreement is proposed by the relevant regulatory authority, the parties shall negotiate an amendment to this Agreement accordingly.

3.                  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior consultations, negotiations and agreements between the parties with respect to such subject matter.

4.                  Failure or delay by a party to exercise a right under this Agreement shall not constitute a waiver of that right and shall not prevent the party from exercising that right again in the future if it has already exercised it or partly exercised it.

5.                  Either party may waive the terms and conditions of this Agreement, provided that such waiver is in writing and signed by all parties. A waiver made by one party in one instance with respect to a default by another party shall not be deemed to be a waiver made by that party with respect to a similar default by another party in other instances.

6.                  A party may not assign its rights or obligations under this Agreement, in part or in whole, to any third party during the term of this Agreement without the prior written consent of the other party, except that WFOE shall have the right to assign all or part of its rights and obligations under this Agreement without the consent of the other party. This Agreement shall be legally binding upon the parties hereto and such party’s lawful successors and assigns.

7.                  Any notice or written communication (including, but not limited to, written documents or notices under this Agreement) from one party to this Agreement to the other party shall be promptly sent or delivered to the corresponding party by letter (including courier) or e-mail. The date of receipt of the notice or communication, if served by letter (including courier), shall be the third business day after the letter is posted. If delivered by e-mail, the date on which the e-mail reaches the other party’s system. All notices and correspondence shall be sent by the contact method shown in Annex V until one party notifies the other party in writing of the change of contact method.

8.                  Any amendment or supplement to this Agreement must be in writing and, except for the assignment by WFOE of its rights under this Agreement pursuant to Article 12.6, no amendment or supplement to this Agreement shall be effective until it is duly signed by the parties hereto. If any modification or supplement to this Agreement is required by law to be licensed and/or registered or filed with any governmental agency, the parties shall obtain such license and/or complete such registration or filing in accordance with law.

9.                  This Agreement is written in Chinese, 9 original copy for each party and the remaining copies shall be retained by Music Festival Culture and shall be of equal legal effect.

(No text below this page, followed by a signature page)

(This is the signature page of the Exclusive Option Agreement, without text)

Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Long YU (Signature)

He Yu (Signature)

Zheng Tu(Signature)

Beijing Music Festival Culture Communications Co., Ltd. (stamp)

Signature of legal representative/authorized person:

Annex I

Share structure of Beijing Music Festival Culture Communications Co., Ltd

No.	Name	Percentage
1	Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership)	15.3846%
2	Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership)	6.1538%
3	Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership)	15.3846%
4	Long YU	38.4616%
5	He YU	23.0769%
6	Zheng TU	1.5385%
	Total	100%

Annex II

Exercise Notice

Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership), Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership), Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership), Long YU, He YU, Zheng TU, Beijing Music Festival Culture Communications Co., Ltd. and the Company signed an Exclusive Option Agreement on [date]. The terms used in this notice shall have the same definitions as those defined in the Exclusive Option Agreement.

The Company has decided to exercise the following as set forth in the Exclusive Option Agreement:

☐ share purchase right, the Company hereby requests to purchase or designate          as the designee to purchase the shares held by the shareholders of Music Festival Culture in      (corresponding to     % share of registered capital). The purchase price is RMB    . The shareholders of Music Festival Culture shall complete the delivery of such purchased equity interests within fifteen business days upon receipt of this notice in accordance with the provisions of the Exclusive Option Agreement.

☐ Asset purchase right, the Company is hereby required to purchase or designate          as the designee to purchase all of the assets of Music Festival Culture. The purchase price shall be RMB     . Music Festival Culture shall complete the delivery of such purchased assets within fifteen business days after receipt of this notice in accordance with the provisions of the Exclusive Option Agreement.

Beijing LeCheng Future Culture Communications Co., Ltd (Stamp)

Date:

Annex III

Share Transfer Agreement

This Share Transfer Agreement (the “Agreement”) is executed in Beijing, China, on [date], by the following parties:

Assignor:

1. Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91330206MA281W0HXN

Address: G2130, Block 401, Room A, No.88, Qixing Road, Meishan, Beilun District, Ningbo, Zhejiang

2. Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership)

Unified Social Credit Code: 91320509MA1X8HL53Q

Address: 2nd Floor, Building 3, Taihu New City Science Park, No.18 Suzhou Creek Road, Wujiang District, Suzhou

3. Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership)

Unified Social Credit Code: 91120222MA06EAC61D

Address: No.464, East Government Road, Huanghuadian Town, Wuqing District, Tianjin

4. Long YU

ID: 310104196407011635

Address: No.5, Lane 1273, Huaihai Zhong Road, Xuhui District, Shanghai

5. He YU

ID: 110108197306035737

Address: No. 301, Building 2, 236 Huixinli, Chaoyang District, Beijing

6. Zheng TU

ID: 330501197803270015

Address: Room 401, Building 51, East Baiyutan District, Longquan Street, Wuxing District, Huzhou City, Zhejiang

Assignee.

Beijing LeCheng Future Culture Communications Co., Ltd. (“WFOE”)

Unified Social Credit Code: 91110105MA01P1Q96Y

Address: Room 402, 4/F, Building 96, No.4 Sanmafang Nanli, Chaoyang District, Beijing.

The Parties are referred to individually as the “Parties” and collectively as the “Parties”.

The Parties agree as follows.

1. The transferor agreed to sell to the transferee, and the transferee agreed to purchase from the transferor, its equity interests in Beijing Music Festival Culture Communications Co., Ltd.

No.	Name	Amount of transfer	Percentage of transfer
1	Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership)
2	Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership)
3	Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership)
4	Long YU
5	He YU
6	Zheng TU
Total

2. After the effective date of this Agreement, the parties shall make joint efforts to submit the documents for registration of the change of equity transfer to the business administration department. After the completion of the transfer of the above purchased equity interests (whichever is the date on which the registration of the change in business administration is completed), the transferor shall cease to have any rights to such purchased equity interests and the transferee shall have all the rights of the transferor to such purchased equity interests.

3. The entry into force, interpretation, performance and dispute resolution of this Agreement shall be governed by PRC laws. Matters not covered in this Agreement and all disputes arising from the signing and performance of this Agreement shall be resolved by the parties in accordance with the provisions of the Exclusive Option Agreement or through amicable negotiations between the parties. In the event of failure to do so, each party agrees to submit to arbitration by the China International Economic and Trade Arbitration Commission (CIETAC) in accordance with the arbitration rules in effect at the time of the application for arbitration. The place of arbitration will be Beijing. The arbitral award shall be final and binding on the parties. During the resolution of the dispute, the parties shall continue to perform the other terms and conditions except for the matters in dispute.

4 This Agreement shall enter into force on the date signed by the parties.

(No text at the bottom of this page, followed by the signature page)

(This is the signature page of the Share Transfer Agreement without text.)

Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Long YU (Signature)

He Yu (Signature)

Zheng Tu(Signature)

Asset Transfer Agreement

THIS ASSET TRANSFER AGREEMENT (the “Agreement”) is executed in Beijing, China, on [DATE], by the following parties.

Assignor:

Beijing Music Festival Culture Communications Co., Ltd. (“Music Festival Culture”), a limited liability company incorporated in China and validly existing, with an address at 401, 4th floor, Building 96, No. 4, Sanmafang Nanli, Chaoyang District, Beijing, and a unified social credit code of 91110105754181557D.

Assignee:

Beijing Lecheng Future Culture Communications Co., Ltd. (or the Designee) (“WFOE”), a wholly foreign-owned limited liability company incorporated in the PRC and validly subsisting at Room 402, 4th Floor, Building 96, No. 4 Sanjafang Nanli, Chaoyang District, Beijing, with a unified social credit code of 91110105MA01P1Q96Y.

The parties have agreed as follows.

1.                  The transferor agrees to sell to the transferee, and the transferee agrees to purchase from the transferor, all the assets owned by the transferor (hereinafter referred to as the “Purchased Assets”) at a price of RMB[].

2.                  After the effective date of this Agreement, the parties shall make joint efforts to register all changes (if any) or hand over the Purchased Assets required for the delivery of the Purchased Assets. Upon completion of the transfer of the Purchased Assets, the transferor shall cease to have any rights to the Purchased Assets and the transferee shall have all the rights of the transferor to the Purchased Assets.

3.                  The entry into force, interpretation, performance and dispute resolution of this Agreement shall be governed by PRC law. Matters not covered in this Agreement and all disputes arising from the signing and performance of this Agreement shall be resolved by the parties in accordance with the provisions of the Exclusive Right to Purchase Agreement or through amicable negotiations between the parties. In the event of failure to do so, each party agrees to submit to arbitration by the China International Economic and Trade Arbitration Commission (CIETAC) in accordance with the arbitration rules in effect at the time of the application for arbitration. The place of arbitration will be Beijing. The arbitral award shall be final and binding on the parties. During the resolution of the dispute, the parties shall continue to perform the other terms and conditions except for the matters in dispute.

4.                  This Agreement shall enter into force on the date signed by the parties.

(No text at the bottom of this page, followed by the signature page)

(This is the signature page of the Assignment of Assets Agreement without text.)

Beijing Music Festival Culture Communications Co., Ltd. (stamp)

Signature of legal representative/authorized person:

Beijing Lecheng Future Culture Communications Co., Ltd. (stamp)

Signature of legal representative/authorized person:

Annex IV

Irrevocable Power of Attorney

Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership), Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership), Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership), Long YU, He YU and Zheng TU(the Company or I), Beijing Music Festival Culture Communications Co., Ltd. And Beijing Lecheng Future Culture Communications Co., Ltd has signed the Exclusive Option Agreement on [date]. According to the Exclusive Option Agreement, the Compan/I hereby give this Power of Attorney.

The Company/I hereby irrevocably entrust and authorize          (hereinafter referred to as the “Agent”) to act as the agent of the Company/I with full powers to: (1) prepare and execute the Transfer Agreement (as defined in the Exclusive Right to Purchase Agreement); (2) prepare and execute all other necessary documents relating to the transfer of the Purchased Assets and Purchased Equity Interests (as defined in the Exclusive Right to Purchase Agreement); and (3) handle all legal formalities relating to the approval and registration of the Purchased Assets and Purchased Equity Interests.

The Company /I hereby agree and acknowledge that the Agent has full authority to exercise the rights within the above authority in such manner as it deems appropriate, and the Company/I undertake to accept the obligations or liabilities arising from the exercise of such rights by the Agent.

This power of attorney shall be effective as of the month of year and shall remain in effect for the duration of the term of the Exclusive Option Agreement.

The power of attorney is hereby delegated.

(No text below this page, followed by signature page)

(This is the signature page for “Irrevocable Power of Attorney” without text.)

Beijing Lecheng Future Culture Communications Co., Ltd. (stamp)

Signature of legal representative/authorized person:

Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership) (stamp)

Signature of legal representative/authorized person:

Long YU (Signature)

He Yu (Signature)

Zheng Tu(Signature)

Annex V

Contact information for the parties to this Agreement

No	Name	Contact	Address	Telephone	Email
1	Beijing Lecheng Future Culture Communications Co., Ltd.	JI LE	Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing	010-65670392	jiyue@bmfbj.com
2	Ningbo Huaqiang Ruizhe Investment Partnership (Limited Partnership)	CHEN YU	Zhongxin Building, 1469 West Nanjing Road, Jing’an District, Shanghai	13916055108	chenyu@huaqiangcapital.com chenywk@163.com
3	Suzhou Fengqiao Jichu Chuangye Investment Partnership (Limited Partnership)	TU ZHENG	1237-3 Middle Fuxing Road, Xuhui District, Shanghai	18688933599	zhengtu@borchidcap.com
4	Tianjin Shengxin Enterprise Management Consulting Partnership (Limited Partnership)	TAN PEIXIAN	Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing	010-65670392	tanpeixian@kuke.com
5	YU LONG	YU LONG	Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing	010-65670392	longyu@bmf.org.cn
6	YU HE	YU HE	Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing	010-65670392	yuhe@kuke.com
7	TU ZHENG	TU ZHENG	1237-3 Middle Fuxing Road, Xuhui District, Shanghai	18688933599	zhengtu@borchidcap.com
8	Beijing Music Festival Culture Communications Co., Ltd.	JI LE	Building 96, No.4 Sanjianfangnanli, Chaoyang District, Beijing	010-65670392	jiyue@bmfbj.com